                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Rule 14a-12

                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
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               (Name of Registrant as Specified in its Charter)

                            RANGER GOVERNANCE, LTD.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                               EXPLANATORY NOTE

     Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.



Table of Contents
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     Ranger Press Release, dated July 23, 2001..................   Item 1

     Revisions to http://www.rangergov.com as of July 23, 2001..   Item 2

Content of Items 1
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For Immediate Release

                    RANGER RESPONDS TO COMPUTER ASSOCIATES'
                        FIRST QUARTER FINANCIAL RESULTS

Dallas, Texas, July 23, 2001 - Ranger Governance, Ltd. today issued the following statement in response to Computer Associates' (NYSE: CA) quarterly financial results announcement:

"We believe today's results demonstrate what we've been saying all along: CA's culture, structure and method of operation need to change so that the Company can begin delivering real growth for its shareholders. Once an investor puzzles through CA's `pro forma' reporting, we believe it's clear that performance, as defined by new contract signings, can only be described as `anemic.'

On today's conference call, Computer Associates said that net bookings under the `new model' for Q1 had previously been predicted in the range of $600 to $700 million. CA reported today that actual bookings in this quarter were only $502 million. We believe this represents a major shortfall in a significant metric that is not pro forma."

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. Ranger Governance announced on June 21, 2001 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. More information about Ranger Governance is available at www.rangergov.com.


IMPORTANT INFORMATION - On July 19, 2001, Ranger filed with the Securities and Exchange Commission a revised preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of Ranger nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-607-0088 or at www.rangergov.com. Detailed information
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regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' stockholders is available in the revised preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 19, 2001. The Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.


Contact:

     Media:                                            Investor:
     Dan Katcher/Joele Frank
     Joele Frank, Wilkinson Brimmer Katcher            Morrow & Co., Inc.
     (212) 355-4449                                    (212) 754-8000

                                     # # #

Content of Item 1
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     The following text has been added to that certain http://www.rangergov.com
                                                       ------------------------
web page entitled "Press Releases" as of July 23, 2001: "Ranger Responds to Computer Associates' First Quarter Financial Results-7.23.01."

                              IMPORTANT INFORMATION

         On July 19, 2001, Ranger filed with the Commission a revised preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201 or by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

         Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the Solicitation is available in the revised preliminary proxy statement filed by Ranger with the Commission on
Schedule 14A on July 19, 2001.